UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/04/2011

Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15313

DE	13-3033811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Tower Center
East Brunswick, NJ 08816
(Address of principal executive offices, including zip code)

732-418-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 5, 2011, Savient Pharmaceuticals, Inc. (the "Registrant") announced its financial results for the quarter ended March 31, 2011. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, also on May 5, 2011, the Registrant held a publicly available live webcast discussion of its financial results for the quarter ended March 31, 2011. The transcript of the May 5, 2011 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01.    Other Events

On May 4, 2011, the Registrant announced that it had, through its wholly owned subsidiary, Savient Pharma Ireland Limited, delivered via courier to the European Medicines Agency and the assigned co-rapporteurs, the Marketing Authorization Application for KRYSTEXXA(R) (pegloticase). The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: May 09, 2011	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated May 5, 2011
EX-99.2	Transcript dated May 5, 2011
EX-99.3	Press Release dated May 4, 2011